UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     October 18, 2004



                                DERMISONICS, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

             Nevada                 000-32903            98-0233859
             ------                 ---------            ----------
  (State or other jurisdiction     (Commission          IRS Employer
         of incorporation)         File Number)      Identification No.)


(Address of principal executive offices) (Zip Code): Four Tower Bridge, 200 Bar Harbor Drive, West Conshohocken, Pennsylvania 19428-2977

Registrant's telephone number, including area code: 610-941-2780


                           Second Stage Ventures, Inc.
                           ---------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 18, 2004, Dermisonics, Inc. (formerly known as Second Stage Ventures, Inc., as described under Item 5.03, below, and herein referred to as the "Company") entered into the following agreements:

  - The Company formalized a prior oral agreement with Integrated Inventions (Canada) Inc. ("III") pursuant to which it agreed to compensate III for services rendered with respect to the acquisition by the Company of a certain transdermal drug delivery technology completed in July 2004 ("Technology") and reimburse it for expenses incurred in connection with such acquisition. In consideration for the services rendered and expensed incurred by III, the Company agreed (i) to issue to III 727,222 shares of common stock and a warrant to purchase up to 363,611 shares of common stock at an exercise price of $2.00 per share through September 30, 2006 and (ii) to assume up to $375,000 of liabilities and obligations incurred by III in connection with the Technology. The Company has agreed to register both the common stock issued pursuant to the agreement and underlying the warrants (collectively, the "Shares") for public resale under the Securities Act of 1933, as amended ("Securities Act"). The Company is required to cause a registration statement registering the Shares (either by including them in registration statement it files with the SEC for its own benefit or in a separate registration statement) to be filed by March 31, 2005. The Company will bear all costs incident to such registration and the parties have agreed to indemnify each other from and against any and all losses, damages, liabilities, settlements, judgments or costs arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus which includes the Shares or arising out of or relating to any omission or alleged omission of a material fact required to be stated in such documents or necessary to make the statements therein to the extent that such statements are based on information provided by a party. A copy of the agreement, the registration rights agreement and the form of warrant issued to III is appended as an exhibit to this report.

  - The Company formalized a prior oral agreement with BX Inc. ("BX"), pursuant to which it agreed to compensate BX for services rendered with respect to the acquisition by the Company of a certain transdermal drug delivery technology completed in July 2004 ("Technology"). In consideration for the services rendered by BX, the Company agreed (i) to issue to BX 950,000 shares of common stock and a warrant to purchase up to 475,000 shares of common stock ("Underlying Shares") at an exercise price of $2.00 per share through September 30, 2006 and (ii) to pay BX a cash fee equal to $37,500 at such time as it completes a public offering of securities from which it receives gross proceeds of $1,500,000. The Company has agreed to register both the common stock issued pursuant to the agreement and underlying the warrants (collectively, the "Shares") for public resale under the Securities Act. The Company is required to cause a registration statement registering the Shares (either by including them in registration statement it files with the SEC for its own benefit or in a separate registration statement) to be filed by March 31, 2005. The Company will bear all costs incident to such registration and the parties have agreed to indemnify each other from and against any and all losses, damages,


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     liabilities, settlements, judgments or costs arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus which includes the Shares or arising out of or relating to any omission or alleged omission of a material fact required to be stated in such documents or necessary to make the statements therein to the extent that such statements are based on information provided by a party. A copy of each of the agreement, the registration rights agreement and warrant issued to III is appended as as exhibit to this report.

  - The Company retained Ananda Capital Partners, Inc. to provide consulting services in connection with financial and investor public relations and related matters in the United States for a term of one year. In consideration for providing such services, the Company agreed to issue to the consultant 100,000 shares of common stock. The Consultant has agreed that, either during the term of its engagement by the Company or at any other time thereafter, it will not disclose, use or make known for its or another's benefit, any confidential information, knowledge, or data of the Company or any of its affiliates in any way acquired or used by the consultant during its engagement by the Company. "). The Company is required to cause a registration statement registering the Shares (either by including them in registration statement it files with the SEC for its own benefit or in a separate registration statement) to be filed by March 31, 2005. The Company will bear all costs incident to such registration and the parties have agreed to indemnify each other from and against any and all losses, damages, liabilities, settlements, judgments or costs arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus which includes the Shares or arising out of or relating to any omission or alleged omission of a material fact required to be stated in such documents or necessary to make the statements therein to the extent that such statements are based on information provided by a party. A copy of each of the agreement and the registration rights agreement is appended as an exhibit to this report.

  - The Company retained DD Investment to provide consulting services in connection with financial and investor public relations and related matters in Germany for a term of one year. The services to be provided by the consultant include, among the customary services provided by financial public relations firms, arranging for a listing of the Company's common stock on the Frankfurt and Berlin Stock Exchanges. In consideration for providing such services, the Company will (i) pay the consultant a monthly retainer of 3,000 during the term of the agreement and (ii) issue to the consultant 400,000 shares of common stock. The Company is not required to reimburse the consultant for expenses incurred in the performance of its services. The consultant has agreed that, either during the term of its engagement by the Company or at any other time thereafter, it will not disclose, use or make known for its or another's benefit, any confidential information, knowledge, or data of the Company or any of its affiliates in any way acquired or used by the consultant during its engagement by the Company. A copy of the agreement is appended as an exhibit to this report.

  - The Company retained Current Capital Corp. to provide consulting services in connection with financial and investor public relations and related matters in Canada for a term of one year. The services to be provided by the consultant include the customary services


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     provided by financial public relations firms. In consideration for providing such services, the Company will (i) pay the consultant a monthly retainer of $1,250, plus applicable taxes, during the term of the agreement and (ii) issue to the consultant a warrant to purchase up to 200,000 shares of common stock at an exercise price of $2.00 per share through September 30, 2006. The Company has agreed to include the shares underlying the options in the first registration statement it files with the SEC after the date of the agreement. The consultant has agreed that, either during the term of its engagement by the Company or at any other time thereafter, it will not disclose, use or make known for its or another's benefit, any confidential information, knowledge, or data of the Company or any of its affiliates in any way acquired or used by the consultant during its engagement by the Company. The Company is required to cause a registration statement registering the shares underlying the warrants (either by including them in registration statement it files with the SEC for its own benefit or in a separate registration statement) to be filed by March 31, 2005. The Company will bear all costs incident to such registration and the parties have agreed to indemnify each other from and against any and all losses, damages, liabilities, settlements, judgments or costs arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus which includes the shares underlying the warrants or arising out of or relating to any omission or alleged omission of a material fact required to be stated in such documents or necessary to make the statements therein to the extent that such statements are based on information provided by a party. A copy of each of the agreement, the registration rights agreement and the warrant is appended as exhibits to this report.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     In connection with the various agreements entered into by the Company as described in Item 1.01, above, the Company issued the following unregistered equity securities:

Issuances Pursuant to Section 4(2) under the Securities Act of 1933.

     The Company issued to Ananda Capital Partners, Inc. 100,000 shares of common stock pursuant to a consulting agreement under which Ananda agreed to provide financial and investor public relations service and related matters in the United States, as more fully described in Item 1.01, above. The Company issued the common stock pursuant to the exemption from the registration provisions of the Securities Act afforded by Section 4(2) thereof. A copy of the agreement is appended as an exhibit to this report.

     The Company issued to DD Investment 400,000 shares of common stock pursuant to a consulting agreement under which DD Investment agreed to provide consulting services in connection with financial and investor public relations and related matters in Germany, as more fully described in Item 1.01, above. The Company issued the common stock and warrants pursuant to the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof.


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     The Company issued to BX Inc. ("BX") 950,000 shares of common stock and warrants to purchase 475,000 shares of common stock ("Underlying Shares") at an exercise price of $2.00 per share through September 30, 2006 pursuant to an agreement under which it agreed to compensate BX for services rendered with respect to the acquisition by the Company of the Technology, as more fully described in Item 1.01, above. The Company issued the common stock and warrants pursuant to the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof.

     The Company issued to Integrated Inventions (Canada) Inc. ("III") 727,222 shares of common stock and warrants to purchase 363,611 shares of common stock at an exercise price of $2.00 per share through September 30, 2006 pursuant to an agreement under which it agreed to compensate III for services rendered with respect to the acquisition by the Company of the Technology and reimburse it for expenses incurred in connection with such acquisition, as more fully described in Item 1.01, above. The Company issued the common stock and warrants pursuant to the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof.

     The Company issued to Current Capital Corp. options to purchase 200,000 shares of common stock at an exercise price of $2.00 per share through September 30, 2006 pursuant a consulting agreement under which Current Capital agreed to provide financial and investor public relations service and related matters in Canada, as more fully described in Item 1.01, above. The Company issued the common stock pursuant to the exemption from the registration provisions of the Securities Act afforded by Section 4(2) thereof. A copy of the agreement is appended as an exhibit to this report.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On October 14, 2004, the Company amended its articles of incorporation to change its name to "Dermisonics, Inc." from Second Stage Ventures, Inc. Holders of a majority of the outstanding shares of capital stock entitled to vote on the amendment approved the amendment as more fully described in a Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on September 24, 2004.


ITEM 8.01 OTHER EVENTS.

     In order to fund the initial payment under the agreement by which the Company purchased the transdermal drug delivery technology ("Technology"), it borrowed the principal sum of $500,000 from a third party as evidenced by a promissory note dated June 30, 2004 bearing interest at the rate of 10% per annum. The note initially was payable in full, with interest, on the earlier of the date on which the Company closed the acquisition of the Technology or July 31, 2004. By amendment dated as of July 28, 2004, the lender agreed to extend the time in which to repay the note until September 15, 2004, in consideration
of a payment of $50,000.   On October 19, 2004 the lender agreed to extend the
time in which to
repay the entire amount due under the note through October 31, 2004 in consideration of the payment of $15,000. On such date the Company will owe the lender $581,849, including principal, interest and fees charged to extend the repayment date.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.

Exhibit
Number   Exhibit Description
-------  -------------------

10.32    Agreement between Dermisonics, Inc. and Integrated Inventions (Canada)
         Inc. dated October 18, 2004.

10.33    Registration Rights Agreement between Dermisonics, Inc. and Integrated
         Inventions (Canada) Inc. dated October 18, 2004.

10.34    Warrant Agreement issued by Dermisonics, Inc. in favor of Integrated
         Inventions (Canada) Inc. dated October 18, 2004.

10.35    Agreement between Dermisonics, Inc. and BX Inc. dated October 18,
         2004.

10.36    Registration Rights Agreement between Dermisonics, Inc. and BX Inc.
         dated October 18, 2004.

10.37    Warrant Agreement issued by Dermisonics, Inc. in favor of BX Inc.
         dated October 18, 2004.

10.38    Agreement between Dermisonics, Inc. and Ananda Capital Partners, Inc.
         dated October 18, 2004.

10.39    Registration Rights Agreement between Dermisonics, Inc. and Ananda
         Capital Partners, Inc. dated October 18, 2004.

10.40    Agreement between Dermisonics, Inc. and DD Investment dated
         October 18, 2004.

10.41 Registration Rights Agreement between Dermisonics, Inc. and DD Investment dated October 18, 2004.

10.42    Agreement between Dermisonics, Inc. and Current Capital Corp. dated
         October 18, 2004.

10.43    Warrant Agreement issued by Dermisonics, Inc. in favor of Current
         Capital Corp. dated October 18, 2004.

10.44    Registration Rights Agreement between Dermisonics, Inc. and Current
         Capital Corp. dated October 18, 2004.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DERMISONICS, INC.


Date: October 20, 2004                  By: /s/Bruce H. Haglund
                                            -------------------------
                                            Bruce H. Haglund, Chairman


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